EXHIBIT 10.1

                             SEALY MATTRESS COMPANY
                                SEALY CORPORATION

                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 6, 2000 and entered into by and among Sealy Mattress Company, an Ohio corporation ("Company"), Sealy Corporation, a Delaware corporation ("Holdings"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent ("Syndication Agent"), Morgan Guaranty Trust Company of New York, as administrative agent for Lenders ("Administrative Agent"; collectively, Syndication Agent and Administrative Agent are referred to herein as "Agents"), Bankers Trust Company, as documentation agent for Lenders and the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "Credit Agreement") by and among Company, Holdings, certain Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or in subsection 1.1 hereof.

                                    RECITALS

                  WHEREAS, Company, Holdings and Lenders desire to amend certain of the terms and provisions of the Credit Agreement as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "Third Amendment" means that certain Third Amendment to Credit Agreement dated as of September 6, 2000 by and among Company, Holdings, the Lenders party thereto and the other Persons listed on the signature pages thereof.

                  "Third Amendment Effective Date" has the meaning assigned to that term in the Third Amendment.


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1.2 Amendments to Section 2: Amounts and Terms of Commitments and Loans

         A. Subsection 2.1A(ii) of the Credit Agreement is hereby amended by deleting the final sentence of the first paragraph thereof in its entirety and substituting therefor the following:

         "All Acquisition Loans borrowed under this subsection 2.1A(ii) which are repaid or prepaid after the Third Amendment Effective Date may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date."

         B. Subsection 2.4B(iii)(d) of the Credit Agreement is hereby amended by deleting the reference to "subsections 7.1(i) through (xvii)" contained therein and substituting a reference to "subsections 7.1(i) through (xix)" therefor.

         C. Subsection 2.5B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "B. Post Closing Date Revolving Loans and Swing Line Loans.

                  (i) Revolving Loans and Swing Line Loans made after the Closing Date in an aggregate amount not to exceed $100,000,000 at any time outstanding may be used by Company to make expenditures which are included in the definition of Consolidated Capital Expenditures and for working capital and general corporate purposes which may include the making of intercompany loans to any of Company's wholly owned Subsidiaries, in accordance with subsection 7.1(iv) or 7.1(v), for their own such capital expenditures and working capital and general corporate purposes and the making of intercompany loans to Company's Joint Ventures to the extent such Indebtedness is permitted hereunder, for their own such capital expenditures and working capital and general corporate purposes.

                  "(ii) Revolving Loans and Swing Line Loans made after the Closing Date in an aggregate amount not to exceed $50,000,000 at any time outstanding may be used by Company or its Subsidiaries to finance Permitted Acquisitions."

1.3 Amendments to Section 7: Negative Covenants

         A. Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (xvii) thereof; (ii) deleting the "." at the end of clause (xviii) thereof and substituting therefor ";and" and (iii) adding new clause (xix) at the end thereof as follows:

                  "(xix) non-wholly owned Subsidiaries of Company acquired pursuant to clause (A) of subsection 7.7(xiv)(b) may incur intercompany Indebtedness to Company and its wholly owned Subsidiaries so long as the aggregate amount of all such Indebtedness incurred, together with all other Investments made by Company and its wholly-owned Subsidiaries in such non-wholly owned Subsidiaries, shall not exceed the amount permitted under subsection 7.3(xiv)."



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         B. Subsection 7.3(xiv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                  "(xiv) Company and its Subsidiaries may make and own Investments in Subsidiaries acquired pursuant to Permitted Acquisitions under subsection 7.7(xiv); provided, however, that (1) the sum of the aggregate fair market value of all Investments (determined at the time any Investment by Company and its Subsidiaries is made in any non-wholly owned Subsidiary) by Company and its Subsidiaries in all non-wholly owned Subsidiaries acquired pursuant to clause (A) of subsection 7.7(xiv)(b) and any amounts advanced as to such non-wholly owned Subsidiaries pursuant to subsection 7.1(xix) shall not exceed 10% of Total Assets at the time of such Investment (with the fair market value of each such Investment being measured at the time made and without giving effect to subsequent changes in value) (it being understood that changes in value of all such outstanding Investments shall be given effect in calculating Total Assets at the time of the making of any new Investment proposed to be made pursuant to this subsection 7.3(xiv), but that changes in value of any Investment which occur subsequent to the making of such Investment cannot result in a breach of this covenant unless a further Investment is made which is purported to be made pursuant to this subsection 7.3(xiv) at a time when (A) the sum of (x) the fair market value of all outstanding Investments made pursuant to this subsection 7.3(xiv), with such fair market value measured at the time of making of each such outstanding Investment, plus (y) the fair market value, measured at such time, of such further Investment, exceeds (B) 10% of Total Assets, measured at such time and giving effect to all changes in value of all outstanding Investments); and (2) no amount shall be paid after the Third Amendment Effective Date to any Persons other than Company and its Subsidiaries as a dividend or other distribution, direct or indirect, on account of the equity interests held by such Persons in any Subsidiary acquired pursuant to such Permitted Acquisitions unless Company and its Subsidiaries holding equity interests in such acquired Subsidiary simultaneously receive a ratable dividend or distribution (except that such non-wholly owned Subsidiaries may (I) repurchase, in an aggregate amount of up to $1,000,000 in any Fiscal Year (plus an amount equal to the lesser of (X) the amount of such repurchases permitted under this clause (I) to be made during one or more preceding Fiscal Years but not made during such preceding Fiscal Years and (Y) $3,000,000) ending after the Third Amendment Effective Date, shares of their own capital stock from officers and other employees following termination of employment of any such officer or employee by reason of death, disability, discharge, retirement or resignation, and (II) pay distributions to holders of equity interests in any such non-wholly owned Subsidiary which is a "pass-through" entity for income tax purposes, so long as such distributions are solely in respect of the income of such non-wholly owned Subsidiary which is allocable to, and taxable with respect to, such holders;"

         C. Subsection 7.7(xiv)(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

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                  "(b) if such acquisition is structured as an acquisition of stock or other equity interests, then (A) the Person so acquired becomes a majority owned or wholly owned Subsidiary of Company, or (B) such Person is merged with and into Company or a wholly owned Subsidiary of Company (with Company or such wholly owned Subsidiary being the surviving corporation in such merger), and in any case, (1) all of the provisions of subsection 6.8 have been complied with in respect of such Person and (2) the stock or other equity interests of such Person have been made subject to a First Priority Lien in favor of Collateral Agent on behalf of Lenders to the extent required pursuant to the Collateral Documents;"

         D. Subsection 7.7(xiv)(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                  "(e) any assets acquired pursuant to such acquisition shall be subject to a First Priority Lien in favor of Collateral Agent on behalf of Lenders pursuant to the Collateral Documents; provided that the assets and/or stock or other equity interests of a Foreign Subsidiary shall not be required by this subsection (e) to made subject to such Lien to the extent a pledge of such stock or other equity interests is not required pursuant to the Collateral Documents;"

         E. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

----------------------------- ---------------------------------
          Fiscal Year           Maximum Consolidated
                                Capital Expenditures
----------------------------- ---------------------------------
            1998                        $25,500,000
----------------------------- --------------------------------
            1999                        $19,000,000
----------------------------- --------------------------------
            2000                        $30,000,000
----------------------------- --------------------------------
            2001                        $32,500,000
----------------------------- --------------------------------
    2002 and thereafter                 $35,000,000
----------------------------- --------------------------------


         F. Subsection 7.12 of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "Nothing in this subsection 7.12 shall prohibit Holdings and its Subsidiaries from pledging shares of capital stock or other equity Securities of their respective Subsidiaries pursuant to the Collateral Documents."

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Section 2. CONDITIONS TO EFFECTIVENESS

         Anything herein to the contrary notwithstanding, Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

                  (i) On or before the Third Amendment Effective Date, each of Company and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

                           (a) A certificate of its corporate secretary or an
                  assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Closing Date (or, in lieu thereof, certified copies of any such amendments), (ii) the resolutions of its Board of Directors delivered on the Closing Date are in full force and effect without modification or amendment except as modified by the resolutions described in clause (b) below, and (iii) there have been no changes after the Closing Date in the incumbency of its officers (or, in lieu thereof, a certificate of signatures and incumbency for the officers executing this Amendment and any related documents), together with a good standing certificate with respect to Company from the Secretary of State of the State of Ohio, dated a recent date prior to the Third Amendment Effective Date;

                           (b) Resolutions of Company's Board of Directors
                  approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect; and

                           (c) This Amendment, executed by Holdings, Company and
                  Requisite Lenders under the Credit Agreement.

                  (ii) So long as Requisite Lenders under the Credit Agreement shall have executed this Amendment, Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on September 18, 2000, an amendment fee in an amount equal to 0.10% of the aggregate Revolving Loan Exposure and Tranche A Term Loan Exposure of such Lender.

                  (iii) Company shall have delivered to Administrative Agent for Lenders (with sufficient originally executed copies for each Lender and its counsel) originally executed copies of a written opinion letter of Kirkland & Ellis, special counsel to Company, dated the Closing Date and in form and substance reasonably satisfactory to Administrative Agent and its counsel, regarding certain customary matters.

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

Section 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender under the Credit Agreement that the following statements are true, correct and complete:

         A. Incorporation of Representations and Warranties From Credit Agreement. On and as of the date hereof and the Third Amendment Effective Date, the representations and warranties contained in subsections 5.1A, 5.2A, 5.2B, 5.2C and 5.2D of the Credit Agreement are and will be true, correct and complete with respect to this Amendment, the Credit Agreement as amended by this Amendment (the "Amended Agreement"), as if this Amendment and the Amended Agreement were "Loan Documents" referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         B. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under the Credit Agreement.

Section 4. ACKNOWLEDGMENT AND CONSENT

         Each of the Company, Holdings and each of the Persons indicated as Subsidiary Guarantors on the signature pages hereof (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

Section 5. MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

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                  (iii) The execution, delivery and performance of this
         Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents relating thereto.

         B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective upon the execution of counterparts hereof by Requisite Lenders, Company, Holdings and the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:
                                               SEALY MATTRESS COMPANY


                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:




         HOLDINGS:
                                               SEALY CORPORATION


                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

 SUBSIDIARY GUARANTORS:
                     THE SEALY MATTRESS COMPANY OF PUERTO RICO
                     OHIO-SEALY MATTRESS MANUFACTURING CO., INC.
                     OHIO-SEALY MATTRESS MANUFACTURING CO.-- FORT WORTH OHIO-SEALY MATTRESS MANUFACTURING CO.
                     OHIO-SEALY MATTRESS MANUFACTURING CO.-- HOUSTON
                     SEALY MATTRESS COMPANY OF MICHIGAN, INC.
                     SEALY MATTRESS MANUFACTURING COMPANY OF KANSAS CITY, INC. SEALY OF MARYLAND AND VIRGINIA, INC.
                     SEALY MATTRESS COMPANY OF ILLINOIS
                     A. BRANDWEIN & COMPANY
                     SEALY MATTRESS COMPANY OF ALBANY, INC.
                     SEALY OF MINNESOTA, INC.
                     SEALY MATTRESS COMPANY OF MEMPHIS
                     THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP SEALY MATTRESS MANUFACTURING COMPANY, INC.
                     SEALY, INC.
                     THE STEARNS & FOSTER BEDDING COMPANY
                     THE STEARNS & FOSTER UPHOLSTERY FURNITURE COMPANY



                      By:
                          --------------------------------------------
                          Name:
                          Title:

AGENTS AND LENDERS:
                                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                      individually and as Syndication Agent

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      BANKERS TRUST COMPANY, individually
                                      and as Documentation Agent




                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                         ----------------------------------
                                         [NAME OF LENDER]




                                         By:
                                             -----------------------------------
                                             Name:
                                             Title: